Retirement Benefit Plans - Amounts Arising from Defined Benefit Obligation in Consolidated Statements of Financial Position (Detail) $ in Millions, $ in Millions	Dec. 31, 2022 TWD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 TWD ($)
Disclosure of defined benefit plans [abstract]
Present value of defined benefit obligation	$ 17,484.0		$ 16,585.5
Fair value of plan assets	(8,162.9)		(5,548.6)
Net defined benefit liability	$ 9,321.1	$ 303.3	$ 11,036.9